                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       6
             TWELVE-MONTH DIVIDEND HISTORY       6
                          TOP FIVE SECTORS       7
          NET ASSET VALUE AND MARKET PRICE       7
          Q&A WITH YOUR PORTFOLIO MANAGERS       8
                         GLOSSARY OF TERMS      12

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      13
                      FINANCIAL STATEMENTS      25
             NOTES TO FINANCIAL STATEMENTS      30
            REPORT OF INDEPENDENT AUDITORS      34
                DIVIDEND REINVESTMENT PLAN      35
    TRUST OFFICERS AND IMPORTANT ADDRESSES      37
              RESULTS OF SHAREHOLDER VOTES      38

Our generations of money-management experience may help you pursue life's true wealth.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
November 20, 2000

Dear Shareholder,

The first three quarters of 2000 proved to be especially volatile, with all of the major markets declining in the spring and spending the following months trying to recover. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your trust during that span. The report will also show you how your investment has performed over time. Helpful charts summarize the trust's largest investments, and you can examine the complete portfolio to see all of your trust's holdings as of the end of your trust's reporting period.

                  At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH REMAINED RELATIVELY STRONG DURING THE REPORTING PERIOD, UNDERPINNED BY LOW UNEMPLOYMENT AND RISING PRODUCTIVITY, YET THERE WERE SIGNS THAT A HEALTHY SLOWDOWN WAS UNDERWAY. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT A 2.4 PERCENT ANNUALIZED RATE FOR THE THIRD QUARTER OF 2000. FOLLOWING RELATIVELY MILD FIRST- AND SECOND-QUARTER DATA, THIS THIRD-QUARTER FIGURE OFFERS FURTHER EVIDENCE THAT GROWTH MIGHT BE SETTLING BACK TO A MORE MODERATE AND SUSTAINABLE PACE THAN ITS RAPID RATE IN LATE 1999.

CONSUMER SPENDING AND EMPLOYMENT
CONCERNS ABOUT INFLATION REMAINED AT BAY DUE IN PART TO A GRADUAL SLOWDOWN IN CONSUMER SPENDING. RISING INTEREST RATES, HIGHER ENERGY COSTS, AND A DISAPPOINTING STOCK MARKET BEGAN TO TEMPER RETAIL SALES, WHICH LEVELED OFF FROM THE BLISTERING PACE OF LATE 1999 AND EARLY 2000. AND WHILE CONSUMER SPENDING WAS BRISK, THE OVERALL TREND HAS BEEN DOWNWARD THIS YEAR.

THE JOBLESS RATE CONTINUED TO BE EXTREMELY LOW BY HISTORICAL STANDARDS, BUT A RECENT DECLINE IN NEW JOB CREATION SUPPORTS THE POPULAR BELIEF THAT THE ECONOMY IS MODERATING. ALTHOUGH EMPLOYER COSTS SUCH AS WAGES AND BENEFITS WERE RISING AT THE END OF 1999 AND THE BEGINNING OF 2000, OVER THE PAST SIX MONTHS THE EMPLOYMENT COST INDEX HAS SHOWN MARKED DECELERATION, WHICH SHOULD HELP EASE INFLATION CONCERNS.

INTEREST RATES AND INFLATION
THE FEDERAL RESERVE BOARD (THE FED) RAISED INTEREST RATES FOUR TIMES DURING THE LAST 12 MONTHS IN AN EFFORT TO WARD OFF INFLATION BY CURBING ECONOMIC GROWTH. OVER THE SAME PERIOD, THE CONSUMER PRICE INDEX ROSE 3.5 PERCENT, WHICH INDICATED THAT INFLATION GENERALLY REMAINS UNDER CONTROL.

THE FED HAS ACKNOWLEDGED THE RISK OF RISING INFLATION AND WILL STAY ON GUARD, AS RISING ENERGY COSTS AND LOW UNEMPLOYMENT THREATEN TO PROPEL THIS FIGURE UPWARD IN THE COMING MONTHS. AS LONG AS INFLATION IS CONTAINED AND THE PACE OF ECONOMIC GROWTH REMAINS FAVORABLE, THE FED IS LIKELY TO HOLD INTEREST RATES STEADY IN THE SHORT TERM, WHICH COULD HELP STABILIZE THE STOCK AND BOND MARKETS.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1998--September 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 98                                                                           3.80
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.40

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(October 31, 1998--October 31, 2000)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Oct 98                                                                      5.00                               1.50
                                                                            4.75                               1.50
                                                                            4.75                               1.60
Jan 99                                                                      4.75                               1.70
                                                                            4.75                               1.60
                                                                            4.75                               1.70
Apr 99                                                                      4.75                               2.30
                                                                            4.75                               2.10
                                                                            5.00                               2.00
Jul 99                                                                      5.00                               2.10
                                                                            5.25                               2.30
                                                                            5.25                               2.60
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.70
Apr 00                                                                      6.00                               3.00
                                                                            6.50                               3.10
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.30
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.50

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of October 31, 2000)

------------------------------------------------------------------------
NYSE Ticker Symbol                                               VKV
------------------------------------------------------------------------
One-year total return based on market price(1)                 8.56%
------------------------------------------------------------------------
One-year total return based on NAV(2)                         10.44%
------------------------------------------------------------------------
Distribution rate as a % of closing common stock price(3)      6.61%
------------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common stock price(4)                                         10.33%
------------------------------------------------------------------------
Net asset value                                               $14.38
------------------------------------------------------------------------
Closing common stock price                                  $12.2500
------------------------------------------------------------------------
One-year high common stock price (09/12/00)                 $13.0000
------------------------------------------------------------------------
One-year low common stock price (03/13/00)                  $11.0000
------------------------------------------------------------------------
Preferred share (Series A) rate(5)                            4.000%
------------------------------------------------------------------------
Preferred share (Series B) rate(5)                            4.110%
------------------------------------------------------------------------
Preferred share (Series C) rate(5)                            4.150%
------------------------------------------------------------------------
Preferred share (Series D) rate(5)                            4.200%
------------------------------------------------------------------------
Preferred share (Series E) rate(5)                            4.130%
------------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of October 31, 2000
- AAA/Aaa............  67.8%
- AA/Aa..............   5.3%
- A/A................  12.4%
- BBB/Baa............  13.4%
- Non-Rated..........   1.1%
                                     [PIE CHART]
As of October 31, 1999
- AAA/Aaa............  64.4%
- AA/Aa..............   7.0%
- A/A................  10.0%
- BBB/Baa............  17.6%
- Non-Rated..........   1.0%
                                     [PIE CHART]

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended October 31, 2000, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/99                                                                           0.0675
12/99                                                                           0.0675
1/00                                                                            0.0675
2/00                                                                            0.0675
3/00                                                                            0.0675
4/00                                                                            0.0675
5/00                                                                            0.0675
6/00                                                                            0.0675
7/00                                                                            0.0675
8/00                                                                            0.0675
9/00                                                                            0.0675
10/00                                                                           0.0675

The dividend history represents past performance of the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      OCTOBER 31, 2000                   OCTOBER 31, 1999
                                                                      ----------------                   ----------------
Health Care                                                                16.30                              14.40
Industrial Revenue                                                         12.30                              13.20
Public Building                                                            12.00                              11.20
Retail Electric/Gas/Telephone                                               8.80                               9.40
General Purpose                                                             8.80                               8.10

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--March 1993 through October 2000)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
3/93                                                                      14.9500                            14.9500
                                                                          15.7000                            14.7500
                                                                          16.5800                            15.2500
                                                                          16.2500                            14.5000
3/94                                                                      13.9500                            12.8750
                                                                          13.8400                            12.8750
                                                                          13.5300                            11.5000
                                                                          12.8200                            11.0000
3/95                                                                      14.0700                            12.3750
                                                                          13.7500                            12.3750
                                                                          14.0800                            12.1250
                                                                          14.9600                            12.5000
3/96                                                                      14.2000                            12.2500
                                                                          14.0300                            11.8750
                                                                          14.3500                            12.5000
                                                                          14.6300                            12.1250
3/97                                                                      14.2300                            12.3750
                                                                          14.6700                            13.0625
                                                                          15.1000                            13.7500
                                                                          15.4300                            13.9375
3/98                                                                      15.3600                            14.1250
                                                                          15.3600                            13.9375
                                                                          15.8200                            14.6250
                                                                          15.6000                            14.7500
3/99                                                                      15.4300                            14.3750
                                                                          14.6800                            13.7500
                                                                          14.1700                            12.3750
                                                                          13.6200                            12.0000
3/00                                                                      14.0000                            11.8125
                                                                          13.9900                            11.7500
                                                                          14.2200                            12.5625
10/00                                                                     14.3800                            12.2500

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN VALUE
MUNICIPAL INCOME TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE 12 MONTHS ENDED OCTOBER 31, 2000. TIMOTHY D. HANEY, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 1995 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1988. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   WHAT WERE THE MOST IMPORTANT
    DEVELOPMENTS IN THE FIXED-INCOME MARKETS AND HOW DID THE TRUST PERFORM DURING THE REPORTING PERIOD?

A   The key factor in the market's
behavior during the past fiscal year has been generally rising interest rates, especially at the short end of the maturity spectrum. This rate environment stemmed from the Federal Reserve Board's commitment to keeping inflation in check by ratcheting up short-term interest rates whenever the economy threatened to overheat and push the prices of goods and services higher. In fact, the Fed increased short-term rates four times during the reporting period, with the last hike occurring in May 2000.

    The strength of the economy, and the accompanying Federal Reserve activity, caused interest rates to rise across the board for the first half of the reporting period. In the spring of 2000, the bond market rallied as investors began to anticipate an end to the Fed's rate-tightening cycle. By the end of October, short-term rates remained high, but rates in the intermediate to long maturity segments of the market had actually declined from the levels we had seen at the start of the reporting period.

    Because the trust is leveraged, higher short-term rates placed pressure on the trust's dividend, as the increased cost of borrowing cut into the fund's earnings. However, the relatively high long-term rates that prevailed for part of the reporting period allowed the trust to add new holdings at attractive yields, partially offsetting the decline in income that occurred as short-term rates climbed.

    After the steady increase in short-term interest rates over the past year, we have seen a more stable environment in recent months, as the Fed has reacted to slower economic growth, more efficient workforce output, and moderate price gains by keeping target lending rates unchanged. The inflation rate, as measured by the consumer price index, peaked in March 2000 at 3.8 percent and has since dropped back below the 3 percent level.

    Supply in the municipal bond market was sharply lower from the levels of a year ago, as higher interest rates have made it unattractive for municipalities to retire existing debt. At the same time, strong economic activity has allowed many municipalities to generate a budget surplus, enabling them to cover spending that would normally require municipal bond financing.

    Because demand has remained strong, the lack of new issuance in the primary market helped support bond prices, although the somewhat limited selection of available securities required us to be very selective in choosing new bonds for the trust's portfolio. In many cases, we found attractive values in the secondary market, buying and selling bonds that have been in the market for a while.

    The trust continued to provide shareholders with an attractive level of income. Its monthly dividend of $0.0675 per share translates to a distribution rate of 6.61 percent based on the trust's closing market price on October 31, 2000. Because income from the trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of 10.33 percent for an investor in the 36 percent federal income tax bracket.

    For the 12 months through October 31, 2000, the trust produced a total return of 8.56 percent based on market price. This reflects an increase in market price from $12.0625 per share on October 31, 1999, to $12.2500 per share on October 31, 2000. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. By comparison, the Lehman Brothers Municipal Bond Index posted a total return of 8.51 percent for the same period. This broad-based, unmanaged index, which reflects the general performance of municipal securities, does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   HOW DID YOU REACT TO THE
    MARKET CONDITIONS YOU ENCOUNTERED IN MANAGING THE TRUST?

A   Much of the activity in the trust's
portfolio during the reporting period was guided by a strategic direction we adopted in February of 2000 and had largely implemented by the end of March. It was our goal to lengthen the duration of the portfolio so that it more closely mirrored the benchmark indicators we use to gauge the trust's performance. At the time, we felt the market had solid upside potential, and a longer duration would allow the trust to more fully participate in the gains of the market if it rallied over time.

    As we began implementing this strategy, we caught the market at a good time. Early in the year, the market presented us with attractive yields on long-duration securities, particularly those priced at deep discounts. We purchased some of these bonds and sold prerefunded securities and bonds with short calls--many of which were scheduled to be called or refunded within the next year or two. In effect, this strategy helped capture additional par value and the potential for capital appreciation, all while achieving the desired effect of extending the portfolio's duration. This strategy was a positive in terms of the trust's performance, especially during the market rally that occurred in the second and third quarters of 2000.

Q   HOW DID THIS STRATEGY AFFECT THE
    COMPOSITION OF THE PORTFOLIO?

A   A by-product of this market
activity--and the trust's positioning within the market--was an increase in the overall credit quality of the portfolio. The rallies were strongest at the high end of the quality spectrum, so these securities saw solid price gains while the valuations of nonrated and lower-rated securities, such as those rated BBB or lower, remained fairly flat or decreased.

    Over the course of the reporting period, the portfolio composition came to reflect this trend, as the trust's allocation to AAA rated securities increased by 3.4 percent, up to 67.8 percent of long-term investments, and its allocation to A rated securities increased by 2.4 percent. At the same time, the trust's BBB allocation declined by 4.2 percent, down to 13.4 percent of long-term investments. In general, our bias toward high-quality securities was a boost to portfolio performance.

    Among industry sectors, the trust's allocation to health-care bonds increased by around 2 percent, as we took advantage of the wide yield spreads on selected health-care bonds.

Q   WHAT DO YOU SEE AHEAD
    FOR THE ECONOMY AND THE MUNICIPAL MARKET?

A   The outlook for the municipal
bond market will be closely tied to the prospects of the U.S. economy and the Fed's reaction to key economic indicators. While interest rates have been fairly steady of late, the Fed's next move will be based on whether inflation shows signs of heating up. We believe inflation appears to be under control at this time, but the Fed will be watching economic growth statistics, the labor market, and the prices of key commodities, such as crude oil, for signs of inflationary pressures.

    Clearly, the direction of interest rates will be determined by the Fed's reaction to inflationary signals, so we feel it would be imprudent to make a bet on the direction of interest rates in terms of how we position the trust. Consequently, we will seek to maintain a neutral stance with respect to the portfolio's duration in the near term.

    We believe the demand for municipal securities should remain healthy. This will hopefully bode well for the trust, although it will be competing with a range of investment options, such as individual bonds, mutual funds, and managed accounts, for investor assets. Also, the stock market may continue to attract assets away from bonds, depending on its return prospects and price volatility. We believe bond supply should remain tight, helping to support prices, as municipalities continue to operate with budget surpluses that can be used for construction projects, education funding, road improvements, and other expenditures typically financed by new bond issuance.

    We will continue to search for securities that have the potential to enhance the trust's long-term performance. If our analysis indicates that it would be advantageous to sell certain bonds--or as bonds are prerefunded, mature according to schedule, or are called from the portfolio--we will strive to replace them with bonds that offer the best relative value available at the time.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CALL FEATURE: Allows a bond issuer to buy back a bond on specific dates at set prices before the bond's maturity date. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-rate environments, while funds with longer durations perform better when rates decline.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond. Typically, short-term bonds mature in five years or less, intermediate-term bonds mature in five to ten years, and long-term bonds mature after ten years.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

SECONDARY MARKET: A market where securities are traded after they are initially offered.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower credit ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

October 31, 2000
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          MUNICIPAL BONDS  98.5%
          ALABAMA  1.9%
$5,000    Birmingham Baptist Med Cent AL Spl Care Fac
          Fin Auth Rev (MBIA Insd)................... 5.750%   11/15/10   $  5,250,700
 2,650    Huntsville, AL Healthcare Auth Healthcare
          Fac Rev Ser A (MBIA Insd).................. 6.375    06/01/22      2,717,416
 3,000    Jefferson Cnty, AL Swr Rev Cap Impt
          Warrants Ser A (FGIC Insd)................. 5.125    02/01/39      2,713,050
   288    Mobile, AL Indl Dev Brd Solid Waste Disp
          Rev Mobile Energy Svcs Co Proj Rfdg
          (a)(e)..................................... 6.950    01/01/20         78,556
                                                                          ------------
                                                                            10,759,722
                                                                          ------------
          ALASKA  0.2%
 1,000    North Slope Borough, AK Ser B (FSA Insd)... 7.500    06/30/01      1,019,960
                                                                          ------------
          ARIZONA  0.7%
 3,975    Pima Cnty, AZ Indl Dev Auth Indl Rev Lease
          Oblig Irvington Proj Tucson Ser A Rfdg (FSA
          Insd)...................................... 7.250    07/15/10      4,183,330
                                                                          ------------

          ARKANSAS  0.2%
 3,050    Arkansas St Cap Apprec College Savings Ser
          A..........................................   *      06/01/16      1,323,456
                                                                          ------------

          CALIFORNIA  7.1%
   810    California Rural Home Mtg Fin Auth Single
          Family Mtg Rev Ser B (GNMA
          Collateralized)............................ 7.750    09/01/26        859,920
 6,000    California St Pub Wks Brd Lease Rev Dept of
          Corrections St Prisons Ser A Rfdg (AMBAC
          Insd)...................................... 5.250    12/01/13      6,340,620

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$2,000    California St Pub Wks Brd Lease Rev Dept of
          Corrections St Prisons Ser A Rfdg (AMBAC
          Insd)...................................... 5.000%   12/01/19   $  1,955,420
30,000    Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Sr Lien Ser A..........................   *      01/15/22      7,944,600
 1,000    Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Ser A (Prerefunded @ 01/01/07)......... 6.500    01/01/32      1,122,300
 1,175    Kings Cnty, CA Waste Mgmt Auth Solid Waste
          Rev........................................ 7.200    10/01/14      1,265,910
 9,500    Los Angeles, CA Dept Wtr & Pwr Elec Plant
          Rev Crossover Rfdg (FGIC Insd)............. 5.375    09/01/23      9,376,310
 9,000    Riverside Cnty, CA Asset Leasing Corp
          Leasehold Rev Riverside Cnty Hosp Proj
          (MBIA Insd)................................   *      06/01/21      2,810,520
 5,700    Sacramento, CA City Fin Auth Rev Comb Proj
          B (MBIA Insd)..............................   *      11/01/15      2,598,915
 4,025    San Joaquin Hills, CA Transn Corridor Agy
          Toll Rd Rev Cap Apprec Ser A Rfdg (MBIA
          Insd)......................................   *      01/15/36        536,855
 3,250    San Marcos, CA Pub Fac Auth Rev Pub Impt
          Civic Cent Ser A Rfdg...................... 6.200    08/01/22      3,266,965
10,225    Santa Ana, CA Unified Sch Dist Ctfs Partn
          Cap Apprec Fin Proj (FSA Insd) (c).........   *      04/01/32      1,710,540
                                                                          ------------
                                                                            39,788,875
                                                                          ------------
          COLORADO  4.1%
 4,540    Adams & Arapahoe Cntys, CO Jt Sch Dist Ser
          C (MBIA Insd).............................. 5.750    12/01/08      4,855,757
 1,000    Arapahoe Cnty, CO Cap Impt Trust Fund Hwy
          Rev E-470 Proj Ser B (Prerefunded @
          08/31/05).................................. 6.950    08/31/20      1,127,460
 3,000    Arapahoe Cnty, CO Cap Impt Trust Fund Hwy
          Rev E-470 Proj Ser B (Prerefunded @
          08/31/05).................................. 7.000    08/31/26      3,388,560
 9,000    Arapahoe Cnty, CO Cap Impt Trust Fund Hwy
          Rev E-470 Proj Ser C (Prerefunded @
          08/31/05)..................................   *      08/31/26      1,492,290
   920    Denver, CO City & Cnty Arpt Rev Ser A...... 8.875    11/15/12        971,253
   330    Denver, CO City & Cnty Arpt Rev Ser A
          (Prerefunded @ 11/15/01)(f)................ 8.875    11/15/12        351,008

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          COLORADO (CONTINUED)
$6,000    Denver, CO City & Cnty Arpt Rev Ser C...... 6.600%   11/15/04   $  6,293,580
 7,500    E-470 Pub Hwy Auth CO Rev Sr Ser B Rfdg
          (MBIA Insd)................................   *      09/01/19      2,593,800
 2,000    Meridian Metropolitan Dist CO Peninsular &
          Oriental Steam Navig Co Rfdg (LOC: Meridian
          Assoc East)................................ 7.500    12/01/11      2,068,400
                                                                          ------------
                                                                            23,142,108
                                                                          ------------
          CONNECTICUT  0.5%
 2,500    Connecticut St Hlth & Edl Fac Auth Rev
          Nursing Home Pgm AHF/Hartford (Prerefunded
          @ 11/01/04)................................ 7.125    11/01/14      2,776,250
                                                                          ------------

          FLORIDA  7.0%
 1,985    Bay Cnty, FL Sch Brd Ctfs Partn
          (Prerefunded @ 07/01/04) (AMBAC Insd)...... 6.750    07/01/12      2,171,173
 3,500    Citrus Cnty, FL Hosp Brd Rev Citrus Mem
          Hosp Ser A Rfdg (FSA Insd)................. 6.500    08/15/12      3,666,285
 2,500    Dade Cnty, FL Wtr & Swr Sys Rev (FGIC
          Insd)...................................... 5.250    10/01/21      2,433,375
 5,000    Escambia Cnty, FL Hlth Fac Auth Hlth
          Fac Rev.................................... 5.950    07/01/20      5,207,200
 1,370    Florida Hsg Fin Agy Single Family Mtg Ser A
          Rfdg (GNMA Collateralized)................. 6.650    01/01/24      1,441,090
 3,000    Hillsborough Cnty, FL Cap Impt Pgm Rev
          Criminal Justice Fac Rfdg (FGIC Insd)...... 5.250    08/01/16      2,972,790
 3,000    Hillsborough Cnty, FL Indl Dev Auth Pollutn
          Ctl Rev Tampa Elec Co Proj Ser 92 Rfdg..... 8.000    05/01/22      3,207,780
 5,000    Jacksonville, FL Cap Impt Rev Stadium Proj
          Rfdg (AMBAC Insd).......................... 4.750    10/01/25      4,411,150
 5,000    Miami Dade Cnty, FL Wtr & Swr Rev Ser A
          (FGIC Insd)................................ 5.000    10/01/29      4,555,900
 3,985    Pinellas Cnty, FL Hsg Fin Auth Single
          Family Mtg Rev Multi Cnty Pgm Ser A (GNMA
          Collateralized)............................ 6.700    02/01/28      4,151,254
 6,000    South Miami, FL Hlth Fac Auth Hosp Rev
          Baptist Hlth Sys Oblig Grp (MBIA Insd)..... 5.000    11/15/28      5,384,580
                                                                          ------------
                                                                            39,602,577
                                                                          ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          GEORGIA  1.9%
$3,000    Cobb Cnty, GA Hosp Auth Rev Antic Ctfs Ser
          A (AMBAC Insd)............................. 4.750%   04/01/26   $  2,583,390
 5,000    Georgia Muni Elec Auth Pwr Rev Ser B Rfdg
          (FGIC Insd)................................ 5.700    01/01/19      5,179,500
 2,700    Marietta, GA Dev Auth Rev First Mtg Life
          College Ser B (FSA Insd)................... 5.375    09/01/09      2,790,153
                                                                          ------------
                                                                            10,553,043
                                                                          ------------
          ILLINOIS  6.2%
 7,500    Chicago, IL Brd Ed Cap Apprec Sch Reform
          B-1 (FGIC Insd)............................   *      12/01/29      1,364,925
 3,500    Chicago, IL Cap Apprec (Prerefunded @
          07/01/05) (AMBAC Insd).....................   *      01/01/17      1,348,725
10,000    Chicago, IL Cap Apprec City Colleges (FGIC
          Insd)......................................   *      01/01/29      1,965,500
 5,000    Chicago, IL Lakefront Millennium Pkg Fac
          (MBIA Insd)................................ 5.125    01/01/28      4,604,800
 6,000    Chicago, IL Lakefront Millennium Pkg Fac
          (MBIA Insd) (d)............................ 0/5.75   01/01/29      4,327,320
 3,180    Illinois Hlth Fac Auth Rev Children's Mem
          Hosp (MBIA Insd)........................... 6.250    08/15/13      3,493,453
 2,250    Illinois Hlth Fac Auth Rev Evangelical
          Hosps Ser A Rfdg (FSA Insd)................ 6.750    04/15/17      2,369,587
 1,250    Illinois Hlth Fac Auth Rev Evangelical
          Hosps Ser C (FSA Insd)..................... 6.750    04/15/17      1,316,438
 1,000    Illinois Hlth Fac Auth Rev Highland Park
          Hosp Proj Ser A (MBIA Insd)................ 5.750    10/01/17      1,014,920
 5,000    Metropolitan Pier & Expo Auth IL Dedicated
          St Tax Rev McCormick Plan Expn Proj Ser A
          Rfdg (FGIC Insd)........................... 5.250    12/15/28      4,709,500
 2,070    Northern IL Univ Ctfs Partn Hoffman Estates
          Cent Proj (FSA Insd)....................... 5.400    09/01/16      2,086,746
 5,000    Regional Tran Auth IL Ser A (AMBAC Insd)... 8.000    06/01/17      6,460,650
                                                                          ------------
                                                                            35,062,564
                                                                          ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          KENTUCKY  2.6%
$9,900    Kenton Cnty, KY Arpt Brd Arpt Rev Spl Fac
          Delta Airls Proj Ser A..................... 7.500%   02/01/12   $ 10,247,886
 3,500    Kenton Cnty, KY Arpt Brd Arpt Rev Spl Fac
          Delta Airls Proj Ser A..................... 7.500    02/01/20      3,622,990
   500    Mt Sterling, KY Lease Rev KY League Cities
          Fdg Ser B.................................. 6.100    03/01/18        532,335
                                                                          ------------
                                                                            14,403,211
                                                                          ------------
          LOUISIANA  2.0%
 2,000    Louisiana Stadium & Expo Dist Hotel
          Occupancy Tax & Stadium Rev Ser B Rfdg
          (FGIC Insd)................................ 4.750    07/01/21      1,764,000
 3,875    New Orleans, LA Rfdg (FGIC Insd)........... 4.750    12/01/26      3,341,916
 6,000    Saint Charles Parish, LA Solid Waste Disp
          Rev LA Pwr & Lt Co Proj (FSA Insd)......... 7.050    04/01/22      6,167,820
                                                                          ------------
                                                                            11,273,736
                                                                          ------------
          MAINE  0.7%
 3,000    Maine Edl Ln Mktg Corp Student Ln Rev Ser
          A4......................................... 5.950    11/01/03      3,103,020
 1,085    Maine St Hsg Auth Mtg Purp Ser C2.......... 6.875    11/15/23      1,127,315
                                                                          ------------
                                                                             4,230,335
                                                                          ------------
          MASSACHUSETTS  2.2%
 1,000    Massachusetts St Indl Fin Agy Wtr Treatment
          American Hingham........................... 6.900    12/01/29      1,045,970
 1,000    Massachusetts St Indl Fin Agy Wtr Treatment
          American Hingham........................... 6.950    12/01/35      1,033,270
10,000    Massachusetts St Wtr Res Auth Ser A
          (Prerefunded @ 12/01/01)................... 6.500    12/01/19     10,424,000
                                                                          ------------
                                                                            12,503,240
                                                                          ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          MICHIGAN  4.1%
$1,250    Battle Creek, MI Downtown Dev Auth Tax
          Increment Rev (Prerefunded @ 05/01/04)..... 7.600%   05/01/16   $  1,392,363
 5,000    Detroit, MI Downtown Dev Auth Tax Increment
          Rev Dev Area No 1 Proj Ser C1 (Prerefunded
          @ 07/01/06)................................ 6.250    07/01/25      5,480,400
 2,750    Detroit, MI Ser B Rfdg..................... 7.000    04/01/04      2,927,292
 3,000    Michigan St Bldg Auth Rev Ser I Rfdg (MBIA
          Insd)...................................... 6.250    10/01/20      3,073,890
 3,000    Michigan St Hosp Fin Auth Rev Detroit Med
          Cent Oblig Ser A........................... 5.250    08/15/23      2,197,920
 4,300    Michigan St Hosp Fin Auth Rev Detroit Med
          Cent Oblig Ser A........................... 5.250    08/15/28      3,053,946
 5,000    Michigan St Strategic Fd Ltd Oblig Rev
          Detroit Edison Co Ser A Rfdg (MBIA Insd)... 5.550    09/01/29      4,834,300
                                                                          ------------
                                                                            22,960,111
                                                                          ------------
          MINNESOTA  0.8%
 5,000    Minneapolis & St Paul, MN Metarpts Comm
          Arpt Rev Ser A (FGIC Insd)................. 5.125    01/01/31      4,672,850
                                                                          ------------

          MISSISSIPPI  0.3%
 2,000    Mississippi Business Fin Corp MS Pollutn
          Ctl Rev Sys Energy Res Inc Proj............ 5.875    04/01/22      1,841,300
                                                                          ------------

          MISSOURI  0.4%
 2,395    Kansas City, MO Port Auth Fac Riverfront
          Park Proj Ser A............................ 5.750    10/01/03      2,455,138
                                                                          ------------

          NEVADA  3.2%
 5,750    Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj
          Ser C Rfdg (AMBAC Insd).................... 7.200    10/01/22      6,093,103
 7,800    Clark Cnty, NV Passenger Fac Charge Rev Las
          Vegas McCarran Intl Rfdg (MBIA Insd)....... 4.750    07/01/22      6,906,276
 3,000    Director St NV Dept Business & Industry Las
          Vegas Monorail Proj-1st Tier (AMBAC
          Insd)...................................... 5.375    01/01/40      2,836,440
 1,980    Nevada Hsg Div Single Family Pgm Mezz B.... 6.550    10/01/12      2,026,807
                                                                          ------------
                                                                            17,862,626
                                                                          ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          NEW JERSEY  4.2%
$1,000    New Jersey Econ Dev Auth Econ Dev Rev
          Manahawkin Convalescent Ser A Rfdg (FHA
          Gtd)....................................... 6.650%   08/01/18   $  1,062,510
 2,500    New Jersey Econ Dev Auth Mkt Transition Fac
          Rev Sr Lien Ser A (MBIA Insd).............. 5.800    07/01/09      2,631,450
 4,000    New Jersey Econ Dev Auth Transn Proj
          Sublease Ser B (FSA Insd).................. 5.750    05/01/09      4,295,880
 1,695    New Jersey Hlthcare Fac Fin Auth Rev Genl
          Hosp Cent at Passaic (FSA Insd)............ 6.000    07/01/06      1,814,243
 2,500    New Jersey Hlthcare Fac Fin Auth Rev Genl
          Hosp Cent at Passaic (FSA Insd)............ 6.750    07/01/19      2,865,075
 4,000    New Jersey St Transn Trust Fund Auth Transn
          Sys Ser A.................................. 5.750    06/15/16      4,257,400
 6,750    Salem Cnty, NJ Indl Pollutn Ctl Fin Auth
          Rev Pollutn Ctl Pub Svc Elec & Gas Ser A
          (MBIA Insd)................................ 5.450    02/01/32      6,533,123
                                                                          ------------
                                                                            23,459,681
                                                                          ------------
          NEW YORK  15.6%
 5,000    Long Island Pwr Auth NY Elec Sys Rev Gen
          Ser A (MBIA Insd).......................... 5.250    12/01/26      4,751,400
 4,000    Nassau Cnty, NY Indl Dev Agy Civic Fac Rev
          Hofstra Univ Proj Rfdg (MBIA Insd)......... 4.750    07/01/28      3,473,840
10,000    New York City Muni Wtr Fin Auth Wtr & Swr
          Sys Rev Ser B (FGIC Insd).................. 5.250    06/15/29      9,455,300
 6,000    New York City Muni Wtr Fin Auth Wtr & Swr
          Sys Rev Ser A (FGIC Insd).................. 4.750    06/15/31      5,170,800
 7,270    New York City Ser A........................ 7.000    08/01/04      7,865,340
 5,700    New York City Ser E Rfdg................... 6.600    08/01/03      6,006,603
 5,000    New York City Ser G........................ 5.750    02/01/14      5,122,950
 3,000    New York City Transitional Fin Auth Rev
          Future Tax Secured Ser C................... 5.000    05/01/29      2,735,250
 2,330    New York NY Ser H (MBIA Insd).............. 5.375    08/01/27      2,260,356
 7,500    New York St Dorm Auth Rev St Univ Edl Fac
          Ser A (MBIA Insd).......................... 4.750    05/15/25      6,560,100
 7,575    New York St Dorm Auth Rev City Univ Sys
          Cons Ser A................................. 5.625    07/01/16      7,838,307
 2,000    New York St Dorm Auth Rev City Univ Third
          Genl Res Ser 2 (Prerefunded @ 07/01/04)
          (MBIA Insd)................................ 6.250    07/01/19      2,124,920
 4,000    New York St Dorm Auth Rev Court Fac Lease
          Ser A...................................... 5.250    05/15/21      3,758,360

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          NEW YORK (CONTINUED)
$2,500    New York St Dorm Auth Rev Dept of Hlth..... 5.500%   07/01/25   $  2,394,125
 5,885    New York St Energy Resh & Dev Auth Fac
          Rev........................................ 7.125    12/01/29      6,345,737
 2,310    New York St Med Care Fac Fin Agy Rev Saint
          Peter's Hosp Proj Ser A (AMBAC Insd)....... 5.375    11/01/13      2,334,186
 3,130    New York St Urban Dev Corp Rev Correctional
          Fac Ser A Rfdg............................. 5.500    01/01/16      3,105,930
 5,000    New York St Urban Dev Corp Rev St Fac
          Rfdg....................................... 5.700    04/01/20      5,121,150
 1,500    Niagara, NY Frontier Arpt Rev Buffalo
          Niagara Intl Arpt Ser A (MBIA Insd)........ 5.625    04/01/29      1,483,140
                                                                          ------------
                                                                            87,907,794
                                                                          ------------
          OHIO  3.9%
 1,150    Cuyahoga Cnty, OH Hosp Fac Rev Canton Inc
          Proj Canton Inc Proj....................... 7.500    01/01/30      1,192,849
 2,000    Cuyahoga Cnty, OH Multi-Family Rev Hsg Dale
          Bridge Apt (GNMA Collateralized)........... 6.600    10/20/30      2,052,620
 3,540    Franklin Cnty, OH Hosp Rev & Impt Doctor's
          Hosp Proj Rfdg............................. 5.875    12/01/23      3,592,498
 3,685    Lucas Cnty, OH Hosp Rev Promedica Hlthcare
          Oblig (MBIA Insd).......................... 6.000    11/15/06      3,939,228
 1,905    Miami Cnty, OH Hosp Fac Rev Upper Vly Med
          Cent Ser C Rfdg & Impt..................... 5.600    05/15/02      1,909,648
 5,130    Muskingum Cnty, OH Hosp Fac Rev Bethesda
          Care Sys Rfdg & Impt (Connie Lee Insd)..... 6.250    12/01/10      5,570,924
 2,000    Ohio St Wtr Dev Auth Pollutn Ctl Fac Rev OH
          Edison Co Proj Rfdg........................ 5.950    05/15/29      1,814,880
 1,700    Toledo Lucas Cnty, OH Port Auth Dev Rev
          Northwest Ohio Bond Fd Ser C (b)........... 6.600    11/15/15      1,700,493
                                                                          ------------
                                                                            21,773,140
                                                                          ------------
          OKLAHOMA  2.1%
 1,500    Jenks, OK Aquarium Auth Rev First Mtg (MBIA
          Insd)...................................... 6.100    07/01/30      1,573,800
10,000    Tulsa, OK Muni Arpt Tran Rev American Airls
          Inc (c).................................... 7.375    12/01/20     10,207,000
                                                                          ------------
                                                                            11,780,800
                                                                          ------------
          OREGON  0.5%
 2,745    Oregon St Dept Admin Serv Ctfs Partn Ser A
          (MBIA Insd)................................ 5.250    11/01/10      2,808,025
                                                                          ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          PENNSYLVANIA  3.6%
$9,450    Philadelphia, PA Gas Wks Rev Ser 14 Rfdg
          (FSA Insd)................................. 6.250%   07/01/08   $  9,972,018
 2,525    Philadelphia, PA Gas Wks Rev Ser 14 Rfdg
          (FSA Insd)................................. 6.375    07/01/26      2,629,358
 1,370    Philadelphia, PA Hosps & Higher Ed Fac Auth
          Rev Cmnty College Ser B Rfdg (MBIA Insd)... 6.500    05/01/08      1,521,166
 3,310    Pittsburgh, PA Ser A (AMBAC Insd).......... 5.500    09/01/14      3,431,676
 1,950    Ridley Park, PA Hosp Auth Rev Taylor Hosp
          Ser A...................................... 6.000    12/01/05      2,002,611
 1,000    Southeastn PA Tran Auth PA Spl Rev Ser A
          (FGIC Insd)................................ 4.750    03/01/24        872,920
                                                                          ------------
                                                                            20,429,749
                                                                          ------------
          RHODE ISLAND  0.2%
 1,050    Rhode Island St Hlth & Edl Bldg Corp Rev
          Higher Edl Fac Roger Williams (Prerefunded
          @ 11/15/04) (Connie Lee Insd).............. 7.200    11/15/14      1,168,471
                                                                          ------------

          SOUTH CAROLINA  0.4%
 1,015    Rock Hill, SC Util Sys Rev Comb Ser C Rfdg
          (FSA Insd) (b)............................. 5.000    01/01/11      1,023,384
 1,070    Rock Hill, SC Util Sys Rev Comb Ser C Rfdg
          (FSA Insd) (b)............................. 5.000    01/01/12      1,070,353
                                                                          ------------
                                                                             2,093,737
                                                                          ------------
          TENNESSEE  1.1%
 2,500    Johnson City, TN Hlth & Edl Facs Brd Hosp
          Rev 1st Mtg Ser A Rfdg..................... 7.500    07/01/25      2,427,325
14,175    Johnson City, TN Hlth & Edl Facs Brd Hosp
          Rev Cap Apprec 1st Mtg Ser A Rfdg (MBIA
          Insd)......................................   *      07/01/26      3,139,621
   690    Tennessee Hsg Dev Agy Mtg Fin Ser A........ 7.125    07/01/26        711,535
                                                                          ------------
                                                                             6,278,481
                                                                          ------------
          TEXAS  7.2%
 9,065    Alliance Arpt Auth Inc TX Spl Fac Rev
          American Airls Inc Proj.................... 7.500    12/01/29      9,255,365
 3,000    Brazos River Auth TX Rev Houston Inds Inc
          Proj Ser D Rfdg (MBIA Insd)................ 4.900    10/01/15      2,781,660
 7,170    Dallas, TX Rev Spl Tax Ser A (AMBAC
          Insd)...................................... 4.750    08/15/27      6,242,202
 2,250    Harris Cnty, TX Hlth Fac Dev Corp Hosp Rev
          Hermann Hosp Proj (Prerefunded @ 10/01/04)
          (MBIA Insd)................................ 6.375    10/01/24      2,415,803

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          TEXAS (CONTINUED)
$3,000    Houston, TX Arpt Sys Rev Amt Subordinated
          Lien Ser A (FSA Insd) (b).................. 5.625%   07/01/30   $  2,919,600
 1,275    Matagorda Cnty, TX Navig Dist No 1 Rev
          Houston Lt & Pwr Ser A Rfdg (AMBAC Insd)... 6.700    03/01/27      1,328,155
 5,000    Matagorda Cnty, TX Navig Dist No 1 Rev
          Houston Lt Rfdg (AMBAC Insd)............... 5.125    11/01/28      4,552,800
 6,285    Round Rock, TX Indpt Sch Dist (PSF Gtd).... 4.500    08/01/20      5,454,563
 3,960    Stafford,TX Econ Dev Corp (FGIC Insd)...... 5.500    09/01/30      3,888,482
 2,250    Tomball, TX Hosp Auth Rev Rfdg............. 6.125    07/01/23      1,927,980
                                                                          ------------
                                                                            40,766,610
                                                                          ------------
          UTAH  0.4%
 4,950    Intermountain Pwr Agy UT Pwr Supply Rev Ser
          A Rfdg (FGIC Insd).........................   *      07/01/17      1,984,504
                                                                          ------------

          VIRGINIA  1.4%
 1,125    Fredericksburg, VA Indl Dev Auth Hosp Facs
          Rev (Inverse fltg) (FGIC Insd)............. 8.586    08/15/23      1,203,750
 3,000    Isle Wight Cnty, VA Indl Dev Auth Solid
          Waste Disp Fac Rev Union Camp Corp Proj.... 6.550    04/01/24      3,031,020
 2,000    Loudoun Cnty, VA Ctfs Partn (FSA Insd)..... 6.900    03/01/19      2,148,780
 1,500    Virginia St Hsg Dev Auth Multi-Family Ser E
          Rfdg....................................... 5.900    11/01/17      1,520,040
                                                                          ------------
                                                                             7,903,590
                                                                          ------------
          WASHINGTON  4.9%
 5,000    King Cnty, WA Ser B........................ 5.900    12/01/14      5,299,200
 2,500    King Cnty, WA Ser B........................ 6.625    12/01/15      2,783,675
 5,000    Washington St Hlthcare Fac Childrens Hosp &
          Reg Med Cent (FSA Insd).................... 5.000    10/01/28      4,404,800
 4,000    Washington St Pub Pwr Supply Ser A Rfdg
          (FGIC Insd)................................ 7.000    07/01/08      4,557,160
10,000    Washington St Pub Pwr Supply Sys Nuclear
          Proj No 1 Rev (AMBAC Insd)................. 5.700    07/01/09     10,547,900
                                                                          ------------
                                                                            27,592,735
                                                                          ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          WEST VIRGINIA  2.5%
$5,920    Harrison Cnty, WV Cnty Cmnty Solid Waste
          Disp Rev West PA Pwr Co Ser C (AMBAC
          Insd)...................................... 6.750%   08/01/24   $  6,333,334
 4,000    Marshall Cnty, WV Pollutn Ctl Rev OH Pwr Co
          Proj Ser C Rfdg (MBIA Insd)................ 6.850    06/01/22      4,199,080
 3,000    West Virginia St Wtr Dev Auth Wtr Dev Rev
          Ln Pgm II Ser A (Prerefunded @ 11/01/04)
          (FSA Insd) (c)............................. 6.750    11/01/33      3,293,070
                                                                          ------------
                                                                            13,825,484
                                                                          ------------
          WISCONSIN  1.1%
 2,000    Wisconsin St Hlth & Edl Fac Auth Rev (FGIC
          Insd)...................................... 5.000    08/15/10      1,999,080
 2,675    Wisconsin St Hlth & Edl Fac Auth Rev FH
          Hlthcare Dev Inc Proj...................... 6.250    11/15/28      2,358,895
 2,090    Wisconsin St Hlth & Edl Facs Auth Rev
          Kenosha Hosp & Med Cent Proj............... 5.625    05/15/29      1,821,164
                                                                          ------------
                                                                             6,179,139
                                                                          ------------
          PUERTO RICO  3.3%
 7,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev
          Ser Y (FSA Insd)........................... 6.250    07/01/21      7,871,080
10,000    Puerto Rico Pub Bldgs Auth Gtd Pub Edl &
          Hlth Fac Rfdg Ser M (MBIA Insd)............ 5.600    07/01/08     10,756,200
                                                                          ------------
                                                                            18,627,280
                                                                          ------------
TOTAL LONG-TERM INVESTMENTS  98.5%
  (Cost $530,946,510)..................................................    554,993,652
SHORT-TERM INVESTMENTS  0.6%
  (Cost $3,400,000)....................................................      3,400,000
                                                                          ------------
TOTAL INVESTMENTS  99.1%
  (Cost $534,346,510)..................................................    558,393,652
OTHER ASSETS IN EXCESS OF LIABILITIES  0.9%............................      5,287,547
                                                                          ------------

NET ASSETS  100.0%.....................................................   $563,681,199
                                                                          ============

 * Zero coupon bond

(a) Non-Income producing security.

(b) Securities purchased on a when-issued or delayed basis.

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

(c) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(d) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(e) Issuer has filed for protection in federal bankruptcy court.

(f) This security is restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

AMBAC--AMBAC Indemnity Corporation
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FHA--Federal Housing Administration
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.
PSF--Public School Funding

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
October 31, 2000

ASSETS:
Total Investments (Cost $534,346,510).......................  $558,393,652
Cash........................................................       170,051
Receivables:
  Interest..................................................     9,727,945
  Investments Sold..........................................     3,176,629
Other.......................................................        14,728
                                                              ------------
    Total Assets............................................   571,483,005
                                                              ------------
LIABILITIES:
Payables:
  Investment Purchased......................................     6,706,261
  Income Distributions--Preferred Shares....................       356,937
  Investment Advisory Fee...................................       308,819
  Administrative Fee........................................        94,991
  Affiliates................................................        11,550
Accrued Expenses............................................       187,949
Trustees' Deferred Compensation and Retirement Plans........       135,299
                                                              ------------
    Total Liabilities.......................................     7,801,806
                                                              ------------
NET ASSETS..................................................  $563,681,199
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 9,000 issued with liquidation preference of
  $25,000 per share)........................................  $225,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 23,555,115 shares issued and
  outstanding)..............................................       235,551
Paid in Surplus.............................................   348,118,080
Net Unrealized Appreciation.................................    24,047,142
Accumulated Undistributed Net Investment Income.............     1,118,895
Accumulated Net Realized Loss...............................   (34,838,469)
                                                              ------------
    Net Assets Applicable to Common Shares..................   338,681,199
                                                              ------------
NET ASSETS..................................................  $563,681,199
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($338,681,199 divided
  by 23,555,115 shares outstanding).........................  $      14.38
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Year Ended October 31, 2000

INVESTMENT INCOME:
Interest....................................................  $32,846,918
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    3,590,159
Administrative Fee..........................................    1,104,665
Preferred Share Maintenance.................................      630,307
Trustees' Fees and Related Expenses.........................       35,255
Custody.....................................................       33,275
Legal.......................................................       26,734
Other.......................................................      320,507
                                                              -----------
    Total Expenses..........................................    5,740,902
                                                              -----------
NET INVESTMENT INCOME.......................................  $27,106,016
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................      221,246
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    9,607,307
  End of the Period:
    Investments.............................................   24,047,142
                                                              -----------
Net Unrealized Appreciation During the Period...............   14,439,835
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $14,661,081
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $41,767,097
                                                              ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended October 31, 2000 and 1999

                                                        YEAR ENDED          YEAR ENDED
                                                     OCTOBER 31, 2000    OCTOBER 31, 1999
                                                     ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............................   $ 27,106,016        $ 26,790,518
Net Realized Gain/Loss..............................        221,246          (2,201,262)
Net Unrealized Appreciation/Depreciation During the
  Period............................................     14,439,835         (41,605,009)
                                                       ------------        ------------
Change in Net Assets from Operations................     41,767,097         (17,015,753)
                                                       ------------        ------------

Distributions from Net Investment Income:
  Common Shares.....................................    (19,078,916)        (19,079,222)
  Preferred Shares..................................     (9,114,147)         (7,302,425)
                                                       ------------        ------------
Total Distributions.................................    (28,193,063)        (26,381,647)
                                                       ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................     13,574,034         (43,397,400)
                                                       ------------        ------------
NET ASSETS:
Beginning of the Period.............................    550,107,165         593,504,565
                                                       ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $1,118,895
  and $2,205,942, respectively).....................   $563,681,199        $550,107,165
                                                       ============        ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                              -----------------------------------------
                                                2000       1999       1998       1997
                                              -----------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD
  (A).......................................  $  13.80   $  15.64   $  15.14   $  14.50
                                              --------   --------   --------   --------
  Net Investment Income.....................      1.15       1.14       1.14       1.16
  Net Realized and Unrealized Gain/Loss.....       .63      (1.86)       .51        .63
                                              --------   --------   --------   --------
Total from Investment Operations............      1.78       (.72)      1.65       1.79
                                              --------   --------   --------   --------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders.............       .81        .81        .81        .81
    Common Share Equivalent of Distributions
      Paid to Preferred Shareholders........       .39        .31        .34        .34
  Distributions from Net Realized Gain on
    Investments:
    Paid to Common Shareholders.............       -0-        -0-        -0-        -0-
    Common Share Equivalent of Distributions
      Paid to Preferred Shareholders........       -0-        -0-        -0-        -0-
                                              --------   --------   --------   --------
Total Distributions.........................      1.20       1.12       1.15       1.15
                                              --------   --------   --------   --------
NET ASSET VALUE, END OF THE PERIOD..........  $  14.38   $  13.80   $  15.64   $  15.14
                                              ========   ========   ========   ========

Market Price Per Share at End of the
  Period....................................  $12.2500   $12.0625   $14.7500   $13.5625
Total Investment Return at Market Price
  (b).......................................     8.56%    -13.29%     15.10%     16.61%
Total Return at Net Asset Value (c).........    10.44%     -6.88%      8.86%     10.30%
Net Assets at End of the Period (In
  millions).................................  $  563.7   $  550.1   $  593.5   $  581.6
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares**.............     1.77%      1.67%      1.67%      1.70%
Ratio of Net Investment Income to Average
  Net Assets Applicable to Common
  Shares (d)................................     5.55%      5.50%      5.21%      5.61%
Portfolio Turnover..........................       25%        35%        24%        32%
 * Non-Annualized
** Ratio of Expenses to Average Net Assets
   Including Preferred Shares...............     1.05%      1.02%      1.03%      1.03%

(a) Net Asset Value at March 26, 1993, is adjusted for common and preferred share offering costs of $.211 per common share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

                                    MARCH 26, 1993
                                    (COMMENCEMENT
YEAR ENDED OCTOBER 31               OF INVESTMENT
--------------------------------    OPERATIONS) TO
      1996      1995      1994     OCTOBER 31, 1993
---------------------------------------------------
     $ 14.37   $ 12.90   $ 16.43       $ 14.79
     -------   -------   -------       -------
        1.17      1.18      1.18           .64
         .13      1.57     (3.34)         1.49
     -------   -------   -------       -------
        1.30      2.75     (2.16)         2.13
     -------   -------   -------       -------
         .83       .90       .91           .38
         .34       .38       .24           .11
         -0-       -0-       .18           -0-
         -0-       -0-       .04           -0-
     -------   -------   -------       -------
        1.17      1.28      1.37           .49
     -------   -------   -------       -------
     $ 14.50   $ 14.37   $ 12.90       $ 16.43
     =======   =======   =======       =======

     $12.375   $12.750   $10.750       $15.250
       3.70%    27.67%   -23.52%         4.25%*
       6.87%    19.04%   -15.48%        12.14%*
     $ 566.5   $ 563.4   $ 528.9       $ 611.9
       1.77%     1.80%     1.70%         1.46%
       5.78%     5.90%     6.39%         5.59%
         42%       50%       79%           66%*
       1.06%     1.06%     1.03%         1.00%

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

October 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Value Municipal Income Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on March 26, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2000

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2000, the Trust had an accumulated capital loss carry forward for tax purposes of $34,838,469 which will expire between October 31, 2002 and October 31, 2007.

    At October 31, 2000, for federal income tax purposes, cost of long and short-term investments is $534,346,510; the aggregate gross unrealized appreciation is $28,512,720 and the aggregate gross unrealized depreciation is $4,465,578, resulting in net unrealized appreciation on long and short-term investments of $24,047,142.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended October 31, 2000, the Trust recognized expenses of approximately $12,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each Trust. For the year ended October 31, 2000, the

NOTES TO
FINANCIAL STATEMENTS

October 31, 2000

Trust recognized expenses of approximately $41,800 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of other and legal expenses, respectively, in the statement of operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust has implemented deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $138,198,845 and $141,705,198, respectively.

4. INDEXED SECURITIES

These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Trust to enhance the yields of the portfolio.

5. PREFERRED SHARES

The Trust has outstanding 9,000 Auction Preferred Shares ("APS") in five series. Series A, B, C and D each contain 2,000 shares and Series E contains 1,000 shares. Dividends are cumulative and the dividend rate is periodically reset through an auction process. The dividend period for Series A is generally seven days. However, effective with the auction on August 5, 1999, the dividend period for Series A was extended through April 13, 2000 when it reverted back to its normal seven day reset period. The dividend period for Series B, C and D is 28 days and for Series E is 7 days. The average rate in effect on October 31, 2000 was 4.117%. During the year ended October 31, 2000, the rates ranged from 3.300% to 6.000%.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2000

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders of Van Kampen Value Municipal Income
Trust

We have audited the accompanying statement of assets and liabilities of Van Kampen Value Municipal Income Trust (the "Trust"), including the portfolio of investments, as of October 31, 2000, and the related statement of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Trust's financial statements and financial highlights for the periods ended prior to October 31, 2000 were audited by other auditors whose report, dated December 6, 1999, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the Trust's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Value Municipal Income Trust as of October 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 6, 2000

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

       Van Kampen Funds Inc.
        Attn: Closed-End Funds
         2800 Post Oak Blvd.
          Houston, TX 77056

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN VALUE MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J. KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT
STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS(1)

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For Federal Income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2000. The Trust designated 99.87% of the income distributions as a tax-exempt income distribution. In January, 2001, the Trust will provide tax information to shareholders for the 2000 calendar year.

(1) Independent auditors for the Trust perform an annual audit of the Trust's financial statements. The Board of Trustees has engaged Deloitte & Touche LLP to be the Trust's independent auditors.

    KPMG LLP, located at 303 West Wacker Drive, Chicago, IL 60601 ("KPMG"), ceased being the Trust's independent accountants effective April 14, 2000. The cessation of the client- auditor relationship between the Trust and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Trust's investment adviser.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

RESULTS OF
SHAREHOLDER VOTES

An Annual Meeting of Shareholders of the Trust was held on June 21, 2000, where shareholders voted on the election of trustees and the ratification of Deloitte & Touche LLP as the independent auditors.

1) With regard to the election of the following trustees by common shareholders:

                                                                 # OF SHARES
                                                        ------------------------------
                                                         IN FAVOR             WITHHELD
David C. Arch.........................................  21,712,167            319,443
Howard J Kerr.........................................  21,706,101            325,509

The other trustees whose term did not expire in 2000 were: Rod Dammeyer, Richard
F. Powers, III, Theodore A. Myers, Hugo F. Sonnenschein and Wayne W. Whalen.

2) With regards to the ratification of Deloitte & Touche LLP as the independent auditors for the Trust 21,767,452 shares voted in favor of the proposal, 107,794 shares voted against and 156,364 shares abstained.